UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2017

NEPHROGENEX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36303	20-1295171
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 400 Jamison, PA	18929
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

As previously announced, on April 30, 2016, NephroGenex, Inc. (the “Company”) filed a voluntary petition for relief (the “Chapter 11 Filing”) under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).
On February 17, 2017, the Company filed with the Bankruptcy Court (1) a proposed plan of reorganization (as may be amended, modified or supplemented from time to time, the “Proposed Plan”) for the resolution of the outstanding claims against and interests in the Company pursuant to section 1121(a) of the Bankruptcy Code, (2) a related proposed disclosure statement (as may be amended, modified or supplemented from time to time, the “Proposed Disclosure Statement”) and (3) a related proposed liquidating trust agreement (as may be amended, modified or supplemented from time to time, the “Proposed Liquidating Trust Agreement” and, together with the Proposed Plan and Proposed Disclosure Statement, the “Proposed Plan Documents”).
Copies of the filed Proposed Plan, related Proposed Disclosure Statement and related Proposed Liquidating Trust Agreement are attached hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively. Information contained in the Proposed Plan Documents is subject to change, whether as a result of amendments to the Proposed Plan Documents, third-party actions, or otherwise. The Proposed Plan is subject to acceptance by certain of the Company’s creditors (as and to the extent required under the Bankruptcy Code) and confirmation by the Bankruptcy Court. There can be no assurances that the requisite acceptances to the Proposed Plan can be obtained from the Company’s creditors, that the Bankruptcy Court will approve the Proposed Disclosure Statement or that the Bankruptcy Court will confirm the Proposed Plan.
The Bankruptcy Code does not permit solicitation of acceptances of the Proposed Plan until the Bankruptcy Court approves the Proposed Disclosure Statement as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the Company and the condition of the Company’s books and records, that would enable a hypothetical investor typical of the holders of claims against and interests in the Company to make an informed judgment about the Proposed Plan. The Bankruptcy Court has not yet approved the Proposed Disclosure Statement. Accordingly, this Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Proposed Plan.
Under the terms of the Proposed Plan, all shares of the Company’s common stock would be cancelled upon effectiveness of the Proposed Plan, and the Company’s stockholders would not receive or retain any distribution or other property on account of their shares.
Cautionary Statements Regarding Forward-Looking Statements
This current report on Form 8-K and Exhibit 99.1, 99.2 and 99.3 (collectively, this “Current Report”) hereto contain certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. They appear in a number of places throughout this Current Report and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, the strength and breadth of our intellectual property, expectations regarding financial condition, liquidity, the length of time that we will be able to continue to fund our operating expenses and capital expenditures and our previously announced bankruptcy proceeding.
By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. Although we believe that we have a reasonable basis for each forward-looking statement contained herein, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in the presentation as a result of, among other factors, the factors referenced in the “Risk Factors” section of our Annual Report on Form 10-K filed with the Securities and Exchange Commission during March 2016.  Any forward-looking statements that we make herein speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of the presentation, except as required by law.

You should read carefully our “Cautionary Note Regarding Forward-Looking Statements and Industry Data” and the factors described in the “Risk Factors” sections of our Annual Report on Form 10-K to better understand the risks and uncertainties inherent in our business.

Additional Information Regarding the Chapter 11 Filing
Information about the Chapter 11 process, as well as court filings and other documents related to the reorganization proceedings, is available through the Company’s claims agent, Kurtzman Carson Consultants LLC, at www.kccllc.net/NephroGenex. Information contained on, or that can be accessed through, such web site or the Bankruptcy Court’s web site is not part of this Current Report.
Limitation on Incorporation by Reference
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. The filing of this Current Report will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.
Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Proposed Plan of Reorganization of NephroGenex, Inc., dated February 17, 2017
99.2	Proposed Disclosure Statement with Respect to Proposed Plan of Reorganization of NephroGenex, Inc., dated February 17, 2017
99.3	Proposed Liquidating Trust Agreement with Respect to Proposed Plan of Reorganization of NephroGenex, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEPHROGENEX, INC.

Date:	February 17, 2017	/s/ John Hamill
John Hamill Chief Executive and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Proposed Plan of Reorganization of NephroGenex, Inc., dated February 17, 2017
99.2	Proposed Disclosure Statement with Respect to Proposed Plan of Reorganization of NephroGenex, Inc., dated February 17, 2017
99.3	Proposed Liquidating Trust Agreement with Respect to Proposed Plan of Reorganization of NephroGenex, Inc.